                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Alcoa Inc. (the "Company") hereby constitutes and appoints TIMOTHY S. MOCK and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, no par value per share, of Reynolds Metals Company, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Principal Financial Officer of the Company to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.

/s/ Richard B. Kelson                         October 1, 1999
_____________________________
Richard B. Kelson
Chief Financial Officer

                               POWER OF ATTORNEY

   KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, no par value per share, of Reynolds Metals Company, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Principal Accounting Officer of the Company to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.

/s/ Timothy S. Mock                           October 1, 1999
_____________________________
Timothy S. Mock
Vice President and Controller

                               POWER OF ATTORNEY

   KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Director, President and Chief Executive Officer of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON, TIMOTHY S. MOCK and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, no par value per share, of Reynolds Metals Company, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Principal Executive Officer of the Company to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.

/s/ Alain J. P. Belda                         October 1, 1999
_____________________________
Alain J. P. Belda
Director, President and
Chief Executive Officer

                               POWER OF ATTORNEY

   KNOWN ALL PERSONS BY THESE PRESENTS, that each of the undersigned Directors of Alcoa Inc. (the "Company") hereby constitute and appoint RICHARD B. KELSON, TIMOTHY S. MOCK and DENIS A. DEMBLOWSKI, or any of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock, par value $1.00 per share, of the Company to be issued upon conversion of the outstanding shares of the common stock, no par value per share, of Reynolds Metals Company, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned in the capacity of Director of the Company to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the names below.

     /s/ Kenneth W. Dam            October 7, 1999
_________________________________
Kenneth W. Dam
    /s/ Joseph T. Gorman           September 29, 1999
_________________________________
Joseph T. Gorman
    /s/ Judith M. Gueron           September 29, 1999
_________________________________
Judith M. Gueron
   /s/ Sir Ronald Hampel           September 29, 1999
_________________________________
Sir Ronald Hampel
     /s/ Hugh M. Morgan            September 30, 1999
_________________________________
Hugh M. Morgan
    /s/ John P. Mulroney           September 30, 1999
_________________________________
John P. Mulroney
    /s/ Paul H. O'Neill            September 30, 1999
_________________________________
Paul H. O'Neill
    /s/ Henry B. Schacht           October 1, 1999
_________________________________
Henry B. Schacht
   /s/ Franklin A. Thomas          October 1, 1999
_________________________________
Franklin A. Thomas
  /s/ Marina v.N. Whitman          October 5, 1999
_________________________________
Marina v.N. Whitman